GOLDMAN SACHS ETF TRUST

Goldman Sachs Access High Yield Corporate Bond ETF

Goldman Sachs Access Investment Grade Corporate Bond ETF

(the “Funds”)

Supplement dated July 16, 2018 to the

Prospectus, Summary Prospectuses and Statement of Additional Information (“SAI”),

each dated December 29, 2017

Effective immediately, Joshua Kruk will no longer serve as a portfolio manager for the Funds. In addition, effective immediately, David Westbrook will serve as a portfolio manager for the Funds. Jason Singer will remain as a portfolio manager for the Funds.

Accordingly, effective immediately, the Funds’ disclosures are modified as follows:

All references to Mr. Kruk in the Prospectus, Summary Prospectuses and SAI are deleted in their entirety.

The following replaces in its entirety the “Portfolio Managers” subsections of the “Goldman Sachs Access High Yield Corporate Bond ETF—Summary—Portfolio Management” section and “Goldman Sachs Access Investment Grade Corporate Bond ETF—Summary—Portfolio Management” section of the Prospectus and the “Portfolio Managers” subsection of the “Portfolio Management” section of each Fund’s Summary Prospectus:

Portfolio Managers: Jason Singer, Managing Director, has managed the Fund since 2017; and David Westbrook, Vice President, has managed the Fund since 2018.

The following row is added to the table in the “Service Providers—Fund Managers” section of the Prospectus:

David Westbrook, Vice President	2018	Mr. Westbrook is a portfolio manager on the U.S. Fixed Income team within GSAM, responsible for multi-sector fixed income portfolios in stable value, short duration, and bank owned life insurance (BOLI) strategies. Mr. Westbrook joined GSAM in 2012, in conjunction with part of the firm’s acquisition of Dwight Asset Management Company, LLC. Prior to joining GSAM, Mr. Westbrook was a fixed income portfolio manager directing general portfolio construction, as well as treasury and agency trading.

This Supplement should be retained with your Prospectus, Summary Prospectuses and SAI for future reference.

AHYCPBNDCONFDSTK2 07-18